CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   EXHIBIT 10.18


                             DISTRIBUTION AGREEMENT

     This Distribution Agreement (hereinafter the "Agreement") is effective as of September 1, 1998 (the "Effective Date"), by and between:

     GEN-PROBE INCORPORATED, a corporation duly organized under the laws of the State of Delaware, United States of America, with its principal place of business located at 10210 Genetic Center Drive, San Diego, California 92121-4362 USA ("GEN-PROBE") and,

     CHUGAI DIAGNOSTICS SCIENCE CO., LTD., a corporation duly organized under the laws of Japan with its principal place of business located at 41-8, Takada 3-Chome, Toshima-ku, Tokyo, 171-8545 Japan ("CDS").

                                    RECITALS

     A. GEN-PROBE is engaged in the business of developing and marketing various in vitro diagnostic products which utilize genetic probe technology, instruments, and products ancillary thereto;

     B. CDS is engaged in the marketing and sale of in vitro diagnostic products in Japan and has plans to expand its business to other countries in Asia;

     C. GEN-PROBE and Chugai Pharmaceutical Co., Ltd., a corporation duly organized under the laws of Japan with its principal place of business located at 1-9, Kyobashi 2-Chome, Chuo-ku, Tokyo, 104-8301 Japan ("CHUGAI"), entered into a DISTRIBUTION AGREEMENT as of March 31, 1988, U.S.A. time, April 1, 1988, Japenese time (the "Original Agreement");

     D. CHUGAI transferred its diagnostic business to CDS as of October 1, 1997, and GEN-PROBE agreed to the assignment of the Original Agreement from CHUGAI to CDS by letter of June 1, 1997;

     E. GEN-PROBE wishes to have CDS act as its distributor for the sale of certain of GEN-PROBE's in vitro diagnostic products, instruments and products ancillary thereto in Japan and CDS wishes to act for GEN-PROBE in that capacity under new terms of this Agreement;

     F. GEN-PROBE and CDS agree to terminate the Original Agreement as of the Effective Date, and replace the Original Agreement with this Agreement providing such new terms and conditions.

     NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and promises contained herein and other and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GEN-PROBE and CDS (collectively referred to as the "Parties") agree as follows:

                                   ARTICLE I
                                  DEFINITIONS


     For the purpose of this Agreement, the terms set forth below shall have the following meanings.

     1.01 "Affiliate" shall mean any corporation or other business entity which controls, is controlled by or is under common control with GEN-PROBE or CDS, as applicable. For purposes of this Section 1.01, control shall mean direct or indirect ownership of more than 50% of the voting interest or income interest in a corporation or entity, or such other relationship as, in fact, constitutes actual control.

     1.02 "Calendar Quarter" shall mean, for each calendar year, the three-month period beginning on January 1, April 1, July 1 or October 1 of such year, without regard to whether such dates are business days.

     1.03 "Calendar Year" shall mean any calendar year commencing on January 1 and ending on December 31; provided, however that the 1998 Calendar Year shall be the period commencing on September 1, 1998 and ending on December 31, 1998.

     1.04 "Clinical Microbiology and Laboratory Market" shall mean the market for in vitro diagnostic products intended for use by large volume users such as hospitals, reference laboratories, and public health services. It does not include the market for in vitro diagnostic products intended for use in a physician's office or for sale over-the-counter to the general public for self-diagnosis.

     1.05 "Confidential Information" shall mean all information and materials, patentable or otherwise, of a Party which are not generally known or available, are treated as private and confidential by the disclosing Party and are disclosed by or on behalf of such Party to the other Party pursuant to this Agreement, including, but not limited to, formulations, techniques, methodology, equipment, data, reports, market strategies and volumes, customer lists, strategic planning, Know-How, preclinical and clinical trials and the results thereof, sources of supply, patent positioning and business plans, including any negative developments, whether or not related to this Agreement.

     1.06 "Copyrights" shall mean all copyrights of a Party (whether or not registered).

     1.07 "Dispute" shall mean any controversy or claim relating to, arising out of or in any way connected to any provision of this Agreement.

     1.08  "Effective Date" shall mean September 1, 1998.

     1.09  "Field" shall mean the field of human diagnostics.

     1.10 "Kit" shall mean, collectively, nucleic acid probes in combination with all such other reagents and materials, not including Instruments or Disposables, as are necessary to perform in vitro nucleic acid diagnostic assays.

     1.11 "Know-How" shall means all information, patentable or otherwise, of a Party that is not generally known that affords such Party a competitive advantage with respect to its business.

     1.12  "Party" means CDS or GEN-PROBE; "Parties" shall mean GEN-PROBE and
CDS.

     1.13 "Patents" or "Patent Rights" shall mean patents and patent applications of GEN-PROBE (whether solely owned or licensed to such Party).

     1.14  "Products" shall mean each, every, and all of the following:

     (i) Kits for the performance of an in vitro diagnostic assay intended for use in the Clinical Microbiology and Laboratory Market (other than products developed by GEN-PROBE under agreement with third parties) identified in Exhibit A attached hereto, to the extent that such Kits are existing GEN-PROBE Products as of the Effective Date and GEN-PROBE has the right to market the Kits in the Territory;

     (ii)      the instruments described in Exhibit A ("Instruments");

     (iii)     the disposables described in Exhibits A ("Disposables");

     (iv) any and all parts and components necessary for repair or replacement for any of the foregoing; and

     (v)       the reagents described in Exhibit A ("Reagent Components");

in each case, as the same may be modified and improved by GEN-PROBE from time to time.

GEN-PROBE may not terminate the production of Products nor delete said Products from the Exhibits without one hundred twenty (120) days prior written notice to CDS. To the extent GEN-PROBE develops additional products, GEN-PROBE shall propose in writing to include them within the definition of "Products" under this Agreement. If GEN-PROBE makes such a proposal, CDS shall either accept or reject the proposal in its entirety and as a whole in writing within sixty (60) days. A corresponding adjustment to the Minimum Purchase Commitment under
Section 3.3 will be determined under mutual agreement before the new Product is included within this Agreement. If GEN-PROBE finds that any product developed by GEN-PROBE under any agreement with a Third Party can be sold in the Territory, GEN-PROBE shall so notify CDS in writing.

     1.15. "Sale Prices" shall mean the prices of the Products payable by CDS to GEN-PROBE identified in Exhibit A attached hereto and incorporated herein by this reference, as such prices may be changed from time to time pursuant to the provisions of Section 4.2 hereof.

     1.16 "Technology" shall mean Patents and Copyrights as well as ideas, inventions, Confidential Information, devices, trade secrets, procedures, methods, information, data, studies, reports, processes, rights, manufacturing information and Know-How.

     1.17 "Term" shall mean the period of this Agreement, consisting of the period from the date hereof until termination of this Agreement in accordance with Section 16.1 hereof.

     1.18  "Territory" shall mean Japan.

     1.19 "Third Party" shall mean, any person, corporation, or other business entity that is not a Party or an Affiliate of a Party.

                                   ARTICLE II
                           APPOINTMENT OF DISTRIBUTOR

     2.1 Engagement. GEN-PROBE hereby appoints CDS to act during the Term as the sole and exclusive distributor of the Products in the Clinical Microbiology and Laboratory Market in the Territory, and CDS hereby accepts such appointment.

     2.2 Limitations on Appointment. CDS's right to distribute Products shall not include the right to market products developed by GEN-PROBE whose main application is intended to be in the physician's office market, over-the-counter market, agricultural market, veterinary market, industrial testing, food testing, or any therapeutic application. CDS's distribution rights also do not include the right to market any products which have been jointly developed with Third Parties.

     2.3  Duties of CDS.

          2.3.1 CDS shall at its own cost and expense distribute, sell, lease, market, promote, service, support and maintain the Products in the Territory. CDS shall arrange the terms of sale, including price of the Products, between itself and its customers.

          2.3.2 CDS shall refrain from seeking customers outside the Territory, from establishing any branch or from maintaining any distribution depot relating to the Products. CDS further agrees that it will make deliveries only within the Territory and only to persons located within the Territory whom CDS has no reason to believe will remove the Products outside the Territory.

     2.4 Non-Competition. As the sole and exclusive distributor of the Products in the Territory, CDS will devote diligent efforts on a commercially reasonable basis to marketing and promoting the Products in the Territory, and to this end will not, either on its own behalf, or on behalf of any other person or Affiliate, directly or indirectly, during the Term for any reason manufacture, sell, distribute, or promote any products which might materially compete with or adversely affect the sale of the Products.

     2.5 Exclusivity. In consideration of GEN-PROBE's appointment of CDS as its exclusive distributor for the Territory, CDS agrees that it will not distribute for use in the Clinical Microbiology and Laboratory Market any other DNA-probe-based product which performs the same function as any Product.

                                  ARTICLE III
                         PURCHASING/ORDERING PROCEDURES

     3.1 Purchases; Inventory. CDS agrees during the Term to purchase from GEN-PROBE, and GEN-PROBE agrees during the Term to use diligent efforts on a commercially reasonable basis to supply CDS with, such quantities of the Products as are necessary to maintain its inventory of the Products (including spare parts and accessories) in a sufficient quantity to supply customer demand for the Products within the Territory and to effectuate the purposes of this Agreement.

     3.2 Orders. CDS will purchase the Products by submitting written purchase orders to GEN-PROBE at least sixty (60) days before the requested ship date, containing valid purchase order numbers and signed by an authorized representative of CDS. GEN-PROBE will acknowledge all accepted purchase orders from CDS in writing. Such acknowledgment will verify pricing information and specify estimated time of delivery. CDS shall use reasonable efforts to place orders for the Products in an even and regular fashion to facilitate efficient scheduling by GEN-PROBE of its production and GEN-PROBE shall use reasonable efforts to accept such orders in such fashion.

     3.3 Minimum Purchase Commitments. In consideration of the rights granted to it under this Agreement, CDS guarantees that it will use its best commercial efforts to promote and support (including making all reasonable investments in facilities, personnel, equipment and materials) all listed Products and meet the minimum purchases of Products in the quantities (the "Minimum Commitments") and for the time periods (the "Performance Period") set forth in Exhibit B hereto. Exhibit B will be amended from time to time in the case (as contemplated in Section 1.14) of the addition or deletion of Products to Exhibit A and/or the extension of the initial Term of this Agreement by mutual agreement.

     In determining whether CDS has satisfied the Minimum Purchase Commitment for any given Performance Period, each such Performance Period shall be treated on a separate basis. Any purchases which exceed the minimum Purchase Commitment in any Performance Period may not be applied to offset any deficiencies in the Minimum Purchase Commitment for the prior or subsequent Performance Period, as applicable. Only those purchase orders placed by CDS with GEN-PROBE during any given Performance Period and for which delivery and payment therefor has been made within such Performance Period shall be used to determine whether the Minimum Purchase Commitment has been met.

     In the event that such purchase order during each Performance Period does not reach the Minimum Purchase Commitment, CDS shall pay to GEN-PROBE sixty percent (60%) of the difference between the actual purchase amount and the Minimum Purchase Commitment.

     3.4 Forecasts. At least ninety (90) days prior to the start of each calendar month, CDS will provide GEN-PROBE with a rolling product-specific forecast of orders for such month and each of the succeeding five (5) months. GEN-PROBE shall not be obligated to supply quantities of Products in excess of such forecasts for any calendar month. Such forecast shall be provided on a "best efforts" basis and shall not constitute a binding commitment of CDS.

     3.5 Reports. CDS shall submit to GEN-PROBE within thirty (30) days after the end of each Calendar Quarter during the Term, a written report of sales activity during the previous quarter. CDS shall also provide on a semi-annual basis a description of all marketing activities undertaken by CDS in the Territory during the previous half year. CDS will, from time to time, provide GEN-PROBE with additional relevant information which may include advice as to the market potential for the Products in each country, sales trends, changes in competitive environment, regulatory climate and such other similar matters as may be within its knowledge.

                                   ARTICLE IV
                           PRICING AND PAYMENT TERMS

     4.1 Pricing. The price payable by CDS for each Product sold hereunder shall be the Sale Price for such product in effect on the date on which CDS submits its purchase order for such Product. The Sale Prices initially in effect are as set forth in Exhibit A. All prices are stated in U.S. dollars F.O.B. San Diego, California and do not include freight, insurance or sales tax, use tax, excise tax, VAT, export and import duties, imposts or any similar tax or assessments of any governmental entity, all of which shall be borne solely by CDS (other than taxes on the net income of GEN-PROBE). If a resale certificate or other certificate or document of exemption is required in order to exempt the transactions described in this Agreement from sales, value-added or use tax liability, CDS or GEN-PROBE, as applicable, shall furnish to the other party such certificate or document prior to shipment.

     4.2 Pricing Changes. For orders submitted from the date hereof until the end of the third Performance Period, Sale Prices shall be in effect as set forth in Exhibit A. Pricing changes, if necessary during the Term, shall be discussed by the Parties in good faith in January of any year(s) during the Term.

     4.3 List Prices. CDS shall have the right to set list prices to end users. GEN-PROBE agrees not to set, publish and/or distribute or supply any other suggested end user prices of Products intended for sale in the Territory.

     4.4 Payment Terms. Invoices shall be rendered for each delivery. CDS shall pay GEN-PROBE in U.S. dollars for the Products and for any other amounts for which CDS is liable hereunder within forty-five (45) days of invoice date or within thirty (30) days of delivery date, whichever is later, by wire transfer to GEN-PROBE's bank account as specified by GEN-PROBE. Any late payments shall bear interest, except in the event that Section 18.2 hereof is applicable, at an annual rate of two (2) percentage points above the prime rate from time to time quoted by Wells Fargo Bank at its principal office in San Francisco, California, with changes in such prime rate to be effective as of the date of each such charge. Failure to make payment when due shall constitute a breach hereof subject to applicable provisions as.

to notice, cure and termination, as provided in Section 16.2(a).
Notwithstanding the above, CDS may be excused from payments under this Agreement to the extent that Section 18.2 hereof is applicable.

                                   ARTICLE V
                               QUALITY ASSURANCE

      GEN-PROBE warrants that all Products shall meet the Quality Control Specifications ("QC Specifications") in effect as of the commencement of the Term. GEN-PROBE shall not materially modify any Product or any QC Specification without the prior written consent of CDS, which shall not be unreasonably withheld. GEN-PROBE shall provide notice of every proposed modification of a Product or QC Specification in a manner and at a time such that CDS shall be able to consider the impact of the proposed modification and the appropriateness of such modification in light of regulatory requirements in the Territory.

                                   ARTICLE VI
                            DELIVERY, RISK AND TITLE

     6.1 Shipment. All shipments are F.O.B. San Diego, California. GEN-PROBE shall use reasonable efforts to provide Products to CDS so as to maximize their shelf life pursuant to Exhibit C. In no case shall GEN-PROBE ship any Products having a projected remaining shelf life of less than six (6) months, except after consultation and with the prior written agreement of CDS. CDS shall specify the method of shipment and insurance and GEN-PROBE shall attempt, in good faith, to comply with such specification. If no such specification is made or if the specification cannot be reasonably complied with, GEN-PROBE may select the manner of shipment and insurance on behalf of CDS, but such carrier shall not be deemed to be an agent of GEN-PROBE, nor shall GEN-PROBE have any liability for the performance of the carrier or any delays or damage in shipment. All shipping, transportation, insurance and similar charges shall be the responsibility of CDS and, if paid or incurred by GEN-PROBE, shall be promptly reimbursed by CDS to GEN-PROBE.

     6.2 Certified Quality Control Certificate. Each shipment of a Product by GEN-PROBE to CDS for resale or sampling to customers shall be accompanied by a certified quality control certificate, as well as other documentation as is necessary and appropriate for customs purposes.

     6.3 Delivery Scheduling. Unless otherwise agreed in writing, during the Term, GEN-PROBE will use its reasonable commercial efforts to deliver Products ordered pursuant to Section 3.2 on the date specified in the applicable order. If GEN-PROBE finds that it will not be able to ship the Products on the date specified in the applicable order, GEN-PROBE shall inform CDS in writing of the reason of the delay and a scheduled delivery date. Failing delivery on such date, and subject to CDS's right of cancellation or rejection in the event of undue delay, GEN-PROBE shall cause delivery as soon thereafter as practicable, provided such order is made in accordance with the terms of this Agreement and, provided further, that GEN-PROBE reserves the right to limit, delay or refuse shipment if CDS is past due on any payment or is otherwise in breach of this Agreement. In addition, GEN-PROBE may be excused from delivery of Products under this Agreement to the extent that Section 18.2 hereof is applicable.

     6.4 Title and Risk. Title to the Products and risk of loss for the Products shall pass to CDS upon delivery to the carrier F.O.B. San Diego, California. CDS hereby grants to GEN-PROBE a security interest (and such similar rights under the laws of any country) in all Products delivered hereunder and the proceeds thereof until the purchase price therefor has been paid in full; provided, however, that GEN-PROBE hereby releases such security interest, except in the event that CDS shall be in breach regarding payment of the purchase price, effective upon such payment in full, and provided further, that such arrangements shall in no way prejudice CDS's right to sell the Products. CDS shall execute any instruments or documents which GEN-PROBE reasonably deems appropriate to establish and perfect said security interest and, in any event, a copy of this Agreement may be filed at any time after execution by CDS as a financing statement for that purpose; provided, however, that such documents and instruments shall provide for such release as contemplated above.

                                  ARTICLE VII
                            PACKAGING AND TRADEMARKS

     7.1 GEN-PROBE Packaging. GEN-PROBE shall be responsible for packaging the Products in a box with Japanese language labeling and for inserting a Japanese language package insert. The artwork for all labeling will be provided by CDS at no cost to GEN-PROBE. The cost of printing and using the CDS packaging will be a component of GEN-PROBE's Sale Price.

     7.2 CDS Labeling and Packaging. CDS will provide GEN-PROBE with a draft of its package insert for review. GEN-PROBE will give CDS its comments or counterdraft within fifteen (15) business days from its receipt of the official request from CDS. CDS shall provide and bear the cost of additional labeling, packaging and/or product literature (including translations) necessary or appropriate to comply with the laws, regulations, industry and medical standards and good commercial practices within the Territory. GEN-PROBE shall assist CDS, without charge for reasonable assistance of GEN-PROBE personnel not involving any out-of-pocket expense and not unduly interfering with such personnel's normal business activities, and otherwise at the expense of CDS, in the preparation of such filings as may be required under laws and regulations throughout the Territory to effectuate and maintain registration and other regulatory approvals of Products in the Territory. CDS will distribute Products only with the appropriate labeling, packaging and product literature (in every case complete and unobscured) and only under GEN-PROBE's applicable trademarks and trade names. GEN-PROBE shall have the right to review final labeling, packaging and product literature and any changes thereto. GEN-PROBE will give CDS its comments or counterdraft within fifteen (15) business days from its receipt of the official request from CDS. In no event shall CDS make any material statement with respect to any Product in any insert, labeling, packaging or literature which is different than statements made by GEN-PROBE with respect to such Product.

     7.3 Trademark License. GEN-PROBE hereby grants to CDS the royalty-free, non-exclusive, non-assignable, and non-sublicensable right to use GEN-PROBE's trademarks and trade names in connection with the promotion and distribution of the Products during the Term, it being expressly understood that CDS shall use GEN-PROBE's trademarks and trade names during the Term for the sole purpose of distributing the Products hereunder and shall promptly discontinue any and all use of such trademarks or trade names upon the termination or expiration of the Term. CDS disclaims any right to the trademarks and trade names of GEN-PROBE other than pursuant to this license. Notwithstanding the foregoing, CDS may use trademarks and trade names of GEN-PROBE only as approved by GEN-PROBE in writing (which approval shall not be unreasonably withheld) other than pursuant to this license. To the extent that CDS uses any trademark or trade name of GEN-PROBE under this Agreement, CDS shall accompany any such use with a conspicuous notation to the effect that such trademark or trade name is owned by Gen-Probe Incorporated and with any other proprietary legend which GEN-PROBE reasonably determines is necessary to protect its proprietary interest therein. CDS shall not affix any trademark or trade name of GEN-PROBE to any product other than the Products.

     7.4 Protection of Patents, Trademarks and Copyrights. CDS recognizes GEN-PROBE's right, title and interest in its patents, trademarks, trade names and copyrights, trade secrets, and proprietary information in connection with the Products, and CDS shall not claim any ownership right thereto inconsistent with this Agreement. In the event any Third Party shall infringe on GEN-PROBE's rights in its patents, trademarks, trade names or copyrights, trade secrets or proprietary rights, CDS shall inform GEN-PROBE thereof as soon as possible and, at GEN-PROBE's request, render reasonable assistance to GEN-PROBE in prosecuting such claims.

     7.5 Authorized Distributor. CDS may identify itself during the Term as an authorized distributor of GEN-PROBE Products, but shall not use any of GEN-PROBE's trademarks or trade names in its corporate name or in any other manner not expressly authorized by GEN-PROBE.

                                  ARTICLE VIII
                       TECHNICAL INFORMATION AND KNOW-HOW

     8.1 Customer Support. CDS shall be responsible for all technical support as provided to current CDS customers and after-sales service of its customers for the Products and shall provide such support and service at reasonable levels acceptance to GEN-PROBE. As part of its efforts in this regard, CDS shall, at its own cost and expense:

          (a) Organize, train and maintain an after-sales department consisting of a team of technicians specializing in technical maintenance, repair and service of the Products sufficient in size to provide adequate support to customers within the Territory; and

          (b) Keep a record of all customer complaints, circumstances, occurrences or conditions which have affected or could affect Product quality, including shipment duration, storage, handling and packaging, and any other problems, irregularities or malfunctions, including, without limitation, technical or scientific problems which may affect the reliability of the Products and/or the biological results obtained by customers. CDS shall communicate all such matters promptly to GEN-PROBE.

     8.2 GEN-PROBE Support. During the Term, GEN-PROBE shall provide technical support for the Products directly to CDS at the expense of GEN-PROBE, and shall provide technical updates to CDS from time to time as and if such updates become available. During the Term, a schedule of technical support programs by GEN-PROBE to CDS for the next Calendar Year will be determined between the parties by the end of third Calendar Quarter.

     8.3 Additional Training. At reasonable times, CDS, at its expense, may send to GEN-PROBE's facility additional representatives for training relating to the Products including theory and applications of the Products, "hands-on" use of the Products, and analysis of competitors and competitive products.


                                   ARTICLE IX
                                   MARKETING

     9.1 Diligent Efforts. During the Term, CDS shall use diligent efforts on a commercially reasonable basis to continuously promote and sell the Products in the Territory. All costs and expenses of advertising, sales promotion, workshops, seminars and convention exhibits shall be the responsibility of CDS. CDS shall provide to GEN-PROBE for GEN-PROBE's prior review all English language translations of promotional materials which CDS proposes to use with respect to the Products. During the Term, GEN-PROBE shall supply, at no cost to CDS, one set of camera ready artwork and/or color separated negatives of advertising and promotional material used by GEN-PROBE.

     9.2 Changes in Printed Material. During the Term, Gen-PROBE shall notify CDS, in writing, regarding any changes to any promotional material and/or packaging warnings and/or instructions to accompany the Products and CDS's labeling, packaging and product literature shall thereupon be appropriately modified to conform therewith. Such notification shall be made sufficiently in advance so as not to disrupt CDS's operations except in any cases in which prompt action is required based on safety or efficacy concerns.

     9.3 Inquiries from Outside the Territory. CDS shall direct to GEN-PROBE any customer/end-user inquiries and leads for delivery or use of Products outside the Territory. GEN-PROBE may use such leads and lists without restriction for its own marketing purposes, whether or not related to the Products or this Agreement.


                                   ARTICLE X
                     WARRANTIES, LIABILITY AND DISCLAIMERS

     10.1 Product Warranties. GEN-PROBE MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE EXCEPT THAT GEN-PROBE SHALL HAVE GOOD TITLE TO THE PRODUCTS SOLD TO CDS HEREUNDER, FREE OF LIENS OR OTHER CLAIMS OF OTHERS, AND EXCEPT THAT THE PRODUCTS SOLD TO CDS HEREUNDER SHALL MEET THE

STANDARD TECHNICAL SPECIFICATIONS THEREOF SET FORTH IN GEN-PROBE'S PRINTED PRODUCT LITERATURE AND QC SPECIFICATIONS REFERRED TO IN ARTICLE V HEREOF; PROVIDED, HOWEVER, THAT WITH RESPECT TO ANY PRODUCT SOLD BY CDS IN THE TERRITORY, GEN-PROBE SHALL MAKE AVAILABLE TO CDS AND TO THE END-USER A WARRANTY NO LESS FAVORABLE THAN ANY WARRANTY GEN-PROBE MAY BE ISSUING AT SUCH TIME WITH RESPECT TO SUCH PRODUCT OUTSIDE THE TERRITORY. THE FOREGOING LIMITED WARRANTY MAY BE EXPANDED ONLY TO THE EXTENT THAT GEN-PROBE SHALL LATER ISSUE A SEPARATE SPECIFIC WRITTEN WARRANTY TO CDS.

     10.2 Limitation of Remedy. No claim based upon any alleged breach of warranty shall be valid unless: (a) GEN-PROBE shall have received notice of such claim in writing (i) within ninety (90) days after receipt by CDS of notice of the alleged defect from a customer giving rise to such claim, or (ii) within two
(2) years after the date of receipt by CDS of the Product at issue, whichever is earlier; and (b) CDS shall cooperate with GEN-PROBE in the investigation of any such claim and shall use commercially reasonable efforts to endeavor to gain the cooperation of the affected end-users. GEN-PROBE's warranty obligation hereunder shall be limited to the terms of any applicable warranty made by GEN-PROBE hereunder or the replacement or repair of defective shipments of Products, as applicable. Defective shipments of Products (or components) will be returned to GEN-PROBE at GEN-PROBE's expense, and Products or components replacing the defective shipments will be sent to CDS at GEN-PROBE's expense. The foregoing warranties shall not apply to, and GEN-PROBE shall have no liability hereunder for, any defect or failure to the extent caused by (i) improper use, installation, repair, alteration, mishandling or misprocessing either by CDS, its Affiliates, their customers or end-users or (ii) hazards or accidents which are neither attributable to GEN-PROBE nor to events prior to shipment of the Products by GEN-PROBE, or (iii) negligence of CDS, its Affiliates or their customers or end-users.

     10.3 Limitation of Liability. It is hereby expressly covenanted and agreed upon by the Parties that the foregoing warranties, remedies and undertakings are given for the benefit of CDS and its Affiliates and may not be passed on except as expressly provided above, and that they are exclusive and are in lieu of any warranties of merchantability, warranties of fitness for a particular purpose or warranties or remedies of any other kind, express or implied. In no event shall GEN-PROBE be liable to CDS or its Affiliates for any lost revenues or profits or other special, indirect, incidental or consequential damages. CDS shall not make any express warranty on behalf of GEN-PROBE with regard to the Products other than as may be from time to time provided by GEN-PROBE through any standard warranty as set forth in GEN-PROBE's end-user product literature, as the same may be translated for local use by CDS with the prior written approval of GEN-PROBE. Except as provided above, no warranty made by CDS to its customers with respect to the Products shall obligate GEN-PROBE in any way.

     10.4 Recall. In the event that GEN-PROBE decides to recall, replace or take other action with respect to any Products, it shall immediately notify CDS, in writing, and CDS shall thereupon promptly cease sales of any units of Products in its possession or control which are subject to the action until the course of action to be taken has been determined. The reasonable and justifiable costs of immediately recovering Product in the field and its replacement, in any action affecting a Product, shall be home by GEN-PROBE.

     10.5 Laws, Regulations and Ethical Standards. CDS shall be responsible, at its own expense, for compliance with all laws and regulations affecting the sale, handling and distribution of the Products in the Territory. GEN-PROBE shall cooperate with CDS in this regard and shall provide CDS with relevant information available to GEN-PROBE. CDS and GEN-PROBE shall each conduct and maintain its business in material compliance with all applicable laws, ordinances, regulations and rules of and all governmental authorities and regulatory bodies. CDS and GEN-PROBE shall not engage in any unfair trade practice, including, without limitation, (i) false or misleading representations concerning the Products, (ii) illegal "loss leader", "bait and switch" or other misleading or deceptive advertising or (iii) any practice designed improperly to control prices. Each Party shall promptly notify the other in writing of any such conduct by a representative of such Party or any other distributor or dealer, or of any complaint received by such Party alleging any such conduct.

                                   ARTICLE XI
                            CONFIDENTIAL INFORMATION

     11.1 Each Party agrees to use all Confidential Information of the other provided to it or obtained by it pursuant to this Agreement only as contemplated by and in furtherance of this Agreement. Each Party acknowledges the other Party's sole rights in the Confidential Information of such other Party. Each Party shall ensure that, without the prior written approval of the other, no Confidential Information of the other is used for any purpose other than as set forth herein or disclosed to any Third Party (except its duly authorized representatives, employees and agents who need to know such information in furtherance of this Agreement) during the Term and for four (4) years after the end of the Term. Within thirty (30) days of the end of the Term, each Party shall either return to the other Party or, at the request of the other Party, destroy all Confidential Information of the other Party in its possession, including, without limitation, all manuals covering products and any customer or prospect lists provided by the other Party.

     11.2 Confidential Information shall not include:

          a. Information which was generally available to the public at the time of disclosure, or information which becomes available to the public after disclosure by Disclosing Party other than through fault of the Receiving Party.

          b. Information which can be shown to have been already known to the Receiving Party prior to its receipt from the Disclosing Party.

          c. Information which is obtained at any time lawfully from a Third Party under circumstances permitting its use or disclosure to others.

          d. Information which is developed independently by Receiving Party as evidenced by written records other than through knowledge of the Confidential Information.

          e. Information required to be disclosed by the Receiving Party to comply with a court or administrative order provided the Receiving Party furnishes prompt notice (in no event less than three (3) days) to Disclosing Party to enable it to resist such disclosure.

     11.3. The foregoing exceptions to Confidential Information shall not operate to exclude from Confidential Information that which (i) is merely embraced by more general information available on a nonconfidential basis or,
(ii) consists of a combination of features, each of which may be publicly available, but wherein the combination itself and its principle of operation constitute Confidential Information because they are not embraced by corresponding information which is within one of the foregoing exceptions.

                                  ARTICLE XII
                                  INFRINGEMENT

     12.1 If CDS receives a claim of a Third Party that any Product infringes a patent, copyright or trademark or misappropriates any other right of a Third Party in the Territory, then CDS will notify GEN-PROBE promptly in writing within fifteen (15) days of receipt by it of such claim and give GEN-PROBE all reasonable information, assistance and cooperation for the defense of same at GEN-PROBE's expense. GEN-PROBE shall have the exclusive authority to evaluate, defend such claim, except as to settlement, provided that GEN-PROBE shall continue to inform CDS of the progress of such defense, and further provided that GEN-PROBE shall provide CDS with all the information relating to such defense at CDS's request. GEN-PROBE, at its own expense and option, may (i) assume control of the settlement and/or defense of such claim, (ii) allow CDS to do so at GEN-PROBE's expense, (iii) procure for CDS the right to continue using and transferring the Product in question, (iv) replace or modify the Product so that no infringement will occur, or (v) remove the Product involved from Exhibit A and refund the price thereof as depreciated or amortized over the lifetime of the Product as established by GEN-PROBE. Provided CDS has given GEN-PROBE reasonable notice, assistance and cooperation, GEN-PROBE shall obtain the prior written consent of CDS before the settlement, and GEN-PROBE will pay any damages or settlement finally awarded on account of each claim; provided GEN-PROBE, in the case of settlement, approves such settlement.

     12.2 Notwithstanding the foregoing, GEN-PROBE shall not be liable to CDS to the extent any such claim is based upon (i) use of the Products in connection with or combination with any other products, equipment, devices or software not provided or delivered by GEN-PROBE and where such use or combination was not otherwise approved by GEN-PROBE, (ii) modification (otherwise than as directed or approved by GEN-PROBE pursuant to Section 10.5 or Section 12.3 hereof) of or damage to the Products after shipment by GEN-PROBE, (iii) any use of the Products in a manner different from that specified in GEN-PROBE's product literature or (iv) any negligent acts of CDS. Unless otherwise permitted by GEN-PROBE, CDS shall promptly suspend sale and distribution of any Product after receipt of an infringement claim (and the parties shall in good faith consult as to the possible adjustment of any applicable Minimum Purchase Commitment, if any). GEN-PROBE's obligations hereunder shall not apply to any infringement claim asserted after CDS has received notice alleging the infringement unless GEN-PROBE has given CDS express written permission for such continuing distribution notwithstanding the allegation of infringement.

     12.3 Notwithstanding any other provisions hereof, GEN-PROBE shall not be liable for any claim of infringement based on CDS's use of the Products as shipped, if GEN-PROBE has suggested to CDS modifications or changes in the Products or their use in order to avoid such claims of infringement and GEN-PROBE has offered to implement those modifications or changes, if such claim of infringement would have been avoided by implementation of GEN-PROBE's modifications or changes.

     12.4 The provisions of this Article XII are solely for CDS's and its Affiliates' benefit and shall be in lieu of, and GEN-PROBE expressly disclaims, any warranties of noninfringement with respect to the Products.

     12.5 CDS shall indemnify GEN-PROBE for, and hold it harmless from, any loss, cost or expense suffered or incurred in connection with any claim, suit, or proceeding brought against GEN-PROBE, insofar as it is based on the modification or alteration of a Product other than by GEN-PROBE or as directed or approved by GEN-PROBE pursuant to Section 10.5 or Section 12.3 or the combination of a Product with any equipment, device, or software not supplied by GEN-PROBE where such combination was not approved by GEN-PROBE.

                                  ARTICLE XIII
                          RELATIONSHIP OF THE PARTIES

     CDS acknowledges that both parties hereto are independent contractors and that no partnership or joint venture shall be deemed to be formed under this Agreement. CDS shall, on its own behalf, solicit orders for Products only as an independent contractor. CDS shall, on its own behalf, solicit orders for Products only as an independent contractor. CDS shall arrange the terms and conditions of sale of Products, including price, independent of GEN-PROBE. CDS shall not represent itself as a partner, joint venturer, agent, employee or general representative of GEN-PROBE. Except as specifically provided herein, CDS acknowledges that it shall have no right, power or authority to in any way obligate GEN-PROBE to any contract or other obligation.

                                  ARTICLE XIV
                                INDEMNIFICATION

     14.1 CDS agrees to indemnify, defend and save harmless GEN-PROBE and its Affiliates, and their officers, directors, agents, employees, legal representatives, successors and assigns, and each of them, from any and all claims, actions, suits, liabilities, judgments, losses, damages, costs, charges, attorneys' fees and costs (hereinafter "Losses") (whether incurred in any action between GEN-PROBE and CDS or between GEN-PROBE and any Third Party), caused or resulting, directly or indirectly, from any acts or omissions of CDS in connection with the Products or its related business activities (including, without limitation, any breach by CDS of this Agreement), except to the extent any such Losses (i) are covered under GEN-PROBE's warranty and limited liability as set forth herein, (ii) result from any breach by GEN-PROBE of its obligations hereunder, or (iii) result from the fault of GEN-

PROBE. CDS further agrees that the provisions contained in this section shall survive the termination or expiration of this Agreement. CDS will maintain at all times during the term of this Agreement and provide evidence to GEN-PROBE of general operating and product liability insurance policies of a kind and in an amount reasonably satisfactory to GEN-PROBE.

     14.2 GEN-PROBE agrees to indemnify, defend and save harmless CDS and its Affiliates, and their officers, directors, agents, employees, legal representatives, successors and assigns, and each of them, from any and all Losses (whether incurred in any action between GEN-PROBE and CDS or between CDS and any Third Party), to the extent caused or resulting, directly or indirectly, from any acts or omissions of GEN-PROBE in connection with the Products or its business activities relating to manufacture thereof (including, without limitation, any breach by GEN-PROBE of this Agreement) except to the extent any such Losses (i) result from any breach by CDS of its obligations hereunder or (ii) result from the fault of CDS. GEN-PROBE further agrees that the provisions contained in this section shall survive the termination of expiration of this Agreement. GEN-PROBE will maintain at all times during the term of this Agreement and provide evidence to CDS of general operating and product liability insurance policies of a kind and in an amount reasonably satisfactory to CDS.

                                   ARTICLE XV
                               EXPORT REGULATIONS

     15.1 CDs shall be responsible for and shall bear all costs of obtaining import and export licenses and all governmental consents or authorizations with respect to shipment of the Products into the Territory from the United States and shall demonstrate to GEN-PROBE's satisfaction compliance with applicable laws and regulations prior to the scheduled date for any shipment outside the United States. CDS shall be responsible for and shall bear all costs of clearing the Products through customs in the Territory and shall pay all customs duties with respect thereto.

     15.2 Neither CDS nor any Affiliate thereof nor any customer thereof, as provided in the following sentence, shall export from the country in which it first takes possession of any Products or technical information with respect thereto, or re-export from anywhere, any Products or technical information with respect thereto (or a direct product thereof, including without limitation, processes and services) unless it had first complied with, and demonstrated compliance to GEN-PROBE's reasonable satisfaction, all applicable export regulation, including, without limitation, those of the United States. To the extent required and/or permitted by applicable law, CDS and its Affiliates will make reasonable efforts to impose a like obligation upon their customers and shall take all reasonable steps available, including legal action, to enforce such obligation.

                                  ARTICLE XVI
                              TERM AND TERMINATION

     16.1 Term. The term of this Agreement (the "Term") shall be [***] unless earlier terminated hereunder. Not less than one (1) year prior to the scheduled expiration of the Term, the Parties shall commence negotiations


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

regarding a possible extension of the Term on mutually acceptable terms, provided that, unless the parties shall have reached mutual agreement on the terms and conditions of such an extension by the date of six (6) months prior to the scheduled expiration of the Term, the Term shall automatically expire on the date set forth in the first sentence of this Section 16.1.

     16.2 Early Termination. This Agreement and/or the exclusivity of the distributorship in Japan thereof may be terminated by either Party prior to the scheduled expiration of the Term on written notice given to the other Party in the event of:

         (a) A material breach of any terms (including any payment terms) of this Agreement by the other Party not cured within sixty (60) days from and after written notice of such breach is given by the terminating party, except for any obligation to pay monies which shall have a thirty (30) day cure period unless the same is disputed in good faith, in which case, to avert default, the paying Party may deposit the disputed amount with a Third-Party escrow agent pending resolution of such Dispute and interest shall be payable on all disputed amounts determined to be payable at an annual rate of two (2) percentage points above the prime rate from time to time quoted by Wells Fargo Bank at its principal office in San Francisco, California, with changes in such prime rate to be effective as of the date of each such change, and further except in the event that Section 18.2 hereof is applicable;

         (b) The liquidation or insolvency of or the filing of bankruptcy or similar proceedings with respect to the other Party (provided that in the case of involuntary proceedings, such proceedings are not dismissed within sixty (60) days after filing);

         (c)  The other Party ceasing to be actively engaged in business; or

         (d) The other Party engaging in or being charged with unethical or illegal practices thereby jeopardizing, in the reasonable opinion of the terminating Party, the reputation and good will of either Party.

16.3  Events Upon Termination or Expiration of this Agreement:

     (a) CDS shall submit to GEN-PROBE within thirty (30) days after the effective date of any expiration or termination of the Term a list of all Products in CDS's inventory as of the effective date of the termination. If GEN-PROBE terminates this Agreement pursuant to Section 16.2, GEN-PROBE may, in its sole discretion, repurchase any or all Instruments, Products and spare parts in the inventory of CDS or installed in the Territory at the time of termination at the price paid by CDS for said Products and spare parts, except that, in the case of Instruments, such price shall be reduced to the book value. If CDS terminates this Agreement pursuant to Section 16.2, CDS shall have the right to cause GEN-PROBE to effect the repurchases described in the preceding sentence at the Prices described in such sentence. Upon any expiration of this Agreement, GEN-PROBE will use reasonable efforts to obtain a commitment by the successor distributor appointed by it to repurchase any or all Instruments, Products and spare parts in the inventory of CDS or installed in the Territory at the time of expiration at the price paid by CDS for said Products and spare parts, except that, in the case of

     Instruments, such price shall be reduced to the book value.

         (b) In the event of termination of this Agreement by GEN-PROBE pursuant to Section 16.2, GEN-PROBE may, at its option, cancel all or part of any scheduled but unshipped deliveries.

         (c) All rights of CDS to sell and distribute Products hereunder shall be terminated except that CDS may continue to distribute in accordance with normal business practice and subject to the terms of this Agreement (and subject to GEN-PROBE's rights under Section 16.3(a)) Products previously shipped to it by GEN-PROBE for a period of no more than six (6) months following such termination or expiration.

         (d) In the event of termination of this Agreement by GEN-PROBE pursuant to Section 16.2, CDS shall transfer to GEN-PROBE any and all Product registrations secured by CDS. GEN-PROBE agrees to reimburse CDS for the reasonable costs of transferring such registrations.

         (e) CDS shall provide to GEN-PROBE a list of all current CDS customers for the Products.

     16.4 Continuing Obligations. Except as otherwise expressly specifically provided herein, the expiration or termination of this Agreement shall not release either Party from any liability of obligation arising prior to the date of such expiration or termination. The obligations of the Parties under Article XI, Article XIV, and Article XVII shall survive termination.

     16.5 Goodwill. Upon the expiration or termination of this Agreement, CDS shall not under any circumstances be entitled to compensation or damages of any kind, whether on account of the loss by CDS or present or prospective sales, investments, compensation or goodwill. CDS, for itself and on behalf of each of its employees, agents and representatives, hereby waives any right which may be granted to it or them under the laws and regulations of the Territory, including, without limitation, any claim for compensation or indemnification (i) for its loss of business or goodwill, (ii) based on unjust enrichment to GEN-PROBE and (iii) with respect to any damage incurred by it or by them as a result of termination of its rights hereunder. CDS hereby agrees to indemnify and hold GEN-PROBE harmless from and against any and all claims, costs, damages and liabilities whatsoever asserted by any employee, agent or representative of CDS under any applicable termination, labor, social security or other similar laws or regulations of the Territory.

     Upon the expiration or termination of this Agreement by CDS pursuant to
Section 16.2 due to a material breach by GEN-PROBE, GEN-PROBE shall not under any circumstances be entitled to compensation or damages of any kind (except as to such amounts as may be then due and owing for Products previously shipped to
CDS), whether on account of the loss by GEN-PROBE of present or prospective sales, investments, compensation or goodwill. GEN-PROBE, for itself and on behalf of each of its employees, agents and representatives, hereby waives any right which may be granted to it or them under the laws and regulations of the Territory and the United States of America, including, without limitation, any claim for compensation or indemnification (i) for its loss of business or goodwill, (ii) based on unjust enrichment to CDS and (iii) with respect to any damage incurred by it or by them as a result of termination of its rights hereunder. GEN-PROBE hereby agrees to indemnify and hold CDS harmless from and against any and all claims, costs, damages and liabilities whatsoever asserted by any employee, agent or representative of GEN-PROBE under any applicable termination, labor, social security or other similar laws or regulations of the Territory and the United States of America.


                                  ARTICLE XVII
                               DISPUTE RESOLUTION

     17.1  Disputes. All disputes regarding this Agreement shall be resolved in
           --------
the following manner:

               (a) The CEO's of CDS and GEN-PROBE shall meet in person to discuss each Party's view and to explain the basis for their respective positions in the Dispute and in good faith shall attempt to resolve such Dispute between themselves.

               (b) If such CEO's cannot promptly resolve such Dispute, then the CEO's shall endeavor in good faith to establish a mutually acceptable method to resolve such Dispute, and such Dispute shall be resolved in accordance with such method if so established, or by mediation if no alternative method is established, or if such alternative method does not resolve the Dispute. In the event that the Dispute cannot be resolved through mediation, the matter shall be referred to arbitration as set forth in Section
17.2 below.

     17.2  Arbitration.  Subject to the provisions of Section 17.1, any
           -----------
controversy, claim or Dispute existing out of and/or relating to this Agreement, or the breach thereof, shall be finally resolved by binding arbitration in New York, New York in accordance with the rules of International Chamber of Commerce and any judgment upon the award rendered by arbitration may be entered in any Court having jurisdiction. Any arbitration award shall also include, but shall not be limited to, any and all court or arbitration costs, attorney's fees and any other costs or charges reasonably necessary to adjudicate the controversy, in addition to any and all damages deemed fair by the Arbitrator(s). Nothing contained herein shall deprive any party of his or her right to obtain injunctive or other equitable relief.

                                 ARTICLE XVIII
                               GENERAL PROVISIONS

     18.1  Assignment.  Neither Party to this Agreement shall have the right to
           ----------
assign, delegate, mortgage, pledge, hypothecate, sublicense or otherwise transfer any rights or obligations under this Agreement without the written consent of the other Party, which shall not be unreasonably withheld. Any such purported transfer without such consent shall be deemed void and without effect. For purposes of this Agreement, "assignment" shall include (i) the transfer of substantially all of the assets of a Party, even if this Agreement is specifically excluded from such transfer and (ii) any change in the ultimate beneficial control of a Party. Notwithstanding the foregoing, either Party may assign and transfer this Agreement, including all its rights and obligations hereunder, to any Affiliate of such Party, provided that such assignment shall not relieve the assigning Party of its obligations hereunder. In addition, GEN-PROBE may assign or transfer any rights to any of its Affiliate to receive payments hereunder upon prior written approval by CDS.

     18.2  Force Majeure.  Each of the Parties hereto shall be excused from the
           ----- -------
performance of its obligations hereunder in the event performance of this Agreement is prevented by force majeure and such excuse shall continue as long as the condition constituting such force majeure continues, plus thirty (30) days after the termination of such condition. For purposes of this Agreement, force majeure is defined as follows:

               Causes beyond the control of CDS or GEN-PROBE, including acts of God, war, any regulations, acts, rules, orders, proclamations, requirements or laws of any government, civil commotion, strike, lockout or other industrial dispute, destruction of production facilities or material by fire, water, earthquake or storm, plant breakdown or failure of equipment, inability to obtain equipment and/or supplies, epidemics and failure of public utilities or common carriers.

     18.3  Waiver.  A waiver by either Party of a breach or violation of any
           ------
provision of this Agreement will not constitute or be construed as a waiver of any subsequent breach or violation of that provision or as a waiver of any breach or violation of any other provision of this Agreement.

     18.4  Governing Law.  This Agreement will be construed and governed in
           --------- ---
accordance with the laws of the State of New York.

     18.5  Entire Agreement.  This Agreement embodies the entire understanding
           ------ ---------
between the Parties relating to the subject matter hereof and supersedes all prior understandings and agreements, whether written or oral.

     18.6  Severability.  Any of the provisions of this Agreement which are
           ------------
determined to be invalid or unenforceable in any jurisdiction will be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions hereof or affecting the validity or unenforceability of any of the terms of this Agreement in any other jurisdiction.

     18.7  Headings.  The headings and captions used in this Agreement are for
           --------
convenience of reference only and will not affect its construction or interpretation.

     18.8  Notices.  All notice or other communication in connection with this
           -------
Agreement must be in writing sent by certified or registered mail, return receipt requested, addressed as follows:

          If to GEN-PROBE:

                 Henry L. Nordhoff, President & CEO
                 Gen-Probe Incorporated
                 10210 Genetic Center Drive
                 San Diego, California 92121-4362
                 cc:  General Counsel


          If to CDS:


                 Yoshihito Koike, President
                 Chugai Diagnostics Science Co., Ltd.
                 41-8, Takada 3-Chome, Toshima-ku
                 Tokyo 171-8545, Japan


or such other person or persons at such address or addresses as may be designated by written notice to the other parties hereunder.

          18.9 Changes/Modifications. This Agreement may not be changed or modified except in a writing signed by duly authorized representatives of the Parties.

          18.10 Conflicting Documents. Such terms and conditions of CDS's orders or other sales documents as may be in conflict in whole or in part with the provisions of this Agreement shall be of no force or effect whatsoever and the provisions of this Agreement shall be controlling in any such instance. It is the intention of both Parties hereto that the acceptance, even in writing, of any such purchase or sales document does not constitute a modification or amendment of or addition to the terms of this Agreement unless accompanied by a typed letter Agreement conspicuously entitled "Amendment of Agreement" which begins with a proposal to amend the Agreement and specifies exactly each change to be made and which is signed by an authorized officer of both Parties.

          18.11 No Third Party Benefits. Nothing in this Agreement, express or implied, is intended to confer on any person other than the Parties hereto or their permitted assigns, any benefits, rights or remedies.

          18.12 Registration. In the event that this Agreement is required to be registered with any governmental authority in the Territory, CDS shall cause such registration to be made and shall bear any expense or tax payable in respect thereof.

          18.13 English Language. The official text of this Agreement shall be in the English language, and such English text shall be controlling in all respects, notwithstanding any translation hereof required under the laws and regulations of any country in the Territory. The parties undertake to use the English language in respect of all documents and communications contemplated herein, except where another language must be used under the laws and regulations of any country in the Territory. The parties undertake to use the English language in respect of all documents and communications contemplated herein, except where another language must be used under the laws and regulations of any country in the Territory. In any such case, a certified English translation shall be supplied to the other Party by the Party using such documents or making such communication.

          18.14 Attorneys' Fees. If either party hereto commences an arbitration or other action against the other Party to enforce any of the terms hereof or because of the breach by such other Party of any of the terms hereof, the prevailing Party shall be entitled, in addition to any other relief granted, to all actual out-of-pocket costs and expenses incurred by such prevailing Party in connection with such action, including, without limitation, all reasonable attorneys' fees and a right to such costs and expenses as shall be deemed to have accrued upon the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment.

          18.15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Parties hereto have affixed their authorized signatures.

GEN-PROBE INCORPORATED                            CHUGAI DIAGNOSTICS SCIENCE
                                                       CO., LTD.



By: /s/ Henry L. Nordhoff                         By: /s/ Yoshihito Koike
    ---------------------                             -------------------
       Henry L. Nordhoff                                Yoshihito Koike
    President & Chief Executive Officer                    President

Date: 28-AUGUST-98                                Date: 28. AUG-98
      -------------------                               -----------------


[APPROVED BY LEGAL DEPT. STAMP]

                                   EXHIBIT A


                             PRODUCT AND PRICE LIST


                                   EXHIBIT A                                                                         Page 1


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              PRICE
-----------------------------------------------------------------------------------------------------------------------------------
Cat. No.                PRODUCT DESCRIPTION                            Sept. 1, 1998        Jan. 1, 1999         Jan. 1, 2000

-----------------------------------------------------------------------------------------------------------------------------------
  1591J       MYCOPLASMA T.C. H3                                           [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
  1791J       DETECTION REAGENT KIT                                        [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
  1792J       PACE2 CHLAMYDIA TRACHOMATIS                                  [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
  1793J       PACE2 NEISSERIA GONORRHOEAE                                  [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
  3300J       FEMALE COLLECTION KITS                                       [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
  3275J       MALE COLLECTION KITS                                         [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   2930       FAST EXPRESS REAGENT KIT                                     [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   2325       STD PROFICIENCY PANEL, 3 VIALS/BOX                           [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   3548       PACE2 C. TRACHOMATIS PROBE COMPETITION ASSAY                 [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   3549       PACE2 N. GONORRHOEAE PROBE COMPETITION ASSAY                 [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   3905       PACE2 FOR C. TRACHOMATIS & N. GONORRHOEAE                    [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   2800       ACCUPROBE GENERIC REAGENT KIT                                [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   2810       ACCUPROBE CAMPYLOBACTER                                      [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   2815       ACCUPROBE ENTEROCOCCUS                                       [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   2820       ACCUPROBE GROUP B STREPTOCOCCUS                              [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   2825       ACCUPROBE HAEMOPHILUS INFLUENZAE                             [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   2830       ACCUPROBE NEISSERIA GONORRHOEAE                              [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   2835       ACCUPROBE MYCOBACTERIUM AVIUM                                [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   2840       ACCUPROBE M. INTRACELLULARE                                  [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
  2845J       ACCUPROBE M. AVIUM COMPLEX                                   [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   2850       ACCUPROBE MYCOBACTERIUM GORDONAE                             [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   2855       ACCUPROBE MYCOBACTERIUM KANSASII                             [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
  2860J       ACCUPROBE M. TBERCULOSIS COMPLEX                             [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   2865       ACCUPROBE STREPTOCOCCUS PNEUMONIAE                           [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   2875       ACCUPROBE STREPTOCOCCUS AUREUS                               [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   2890       ACCUPROBE BLASTOMYCES DERMATITIDIS                           [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   2895       ACCUPROBE COCCIDIOIDES IMMITIS                               [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   2910       ACCUPROBE HISTOPLASMA CAPSULATUM                             [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   2920       ACCUPROBE LISTERIA MONOCYTOGENES                             [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   2925       ACCUPROBE GROUP A STREPTOCOCCUS                              [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   3765       ACCUPROBE GROUP A STREP I.D. TEST                            [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
  3943J       CULTURE ID REAGENT, MAD, CHUGAI                              [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
  3944J       CULTURE ID REAGENT, MTB, CHUGAI                              [***]                [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                              EXHIBIT A
                                                                                                                             Page 2


                                                                                                PRICE
Cat.                                                                       ----------------------------------------------------
No.       PRODUCT DESCRIPTION                                              Sept. 1, 1998       Jan. 1, 1999       Jan. 1, 2000
-------------------------------------------------------------------------------------------------------------------------------
1002J     AMPLIFIED M. TUBERCULOSIS DIRECT                                        [***]              [***]              [***]
1011J     BULK MTD, CHUGAI (300TESTS)                                             [***]              [***]              [***]
3890      GROUP A STREPTOCOCCUS DIRECT                                            [***]              [***]              [***]
1012      AMPLIFIED CHLAMYDIA TRACHOMATIS                                         [***]              [***]              [***]
1015      SWAB PROCESS, AMPLIFIED CT                                              [***]              [***]              [***]
1016      URINE PROCESS, AMPLIFIED CT                                             [***]              [***]              [***]
1018      AMPLIFIED MALE COLLECTION SWAB                                          [***]              [***]              [***]
2900      AccuLDR LUMINOMETER                                                     [***]              [***]              [***]
3100J     LEADER 50                                                               [***]              [***]              [***]
3100iJ    LEADER 50i                                                              [***]              [***]              [***]
3200IJ    leader 450i                                                             [***]              [***]              [***]
2775      GEN-PROBE HEAT BATH (20 tube capacity)                                  [***]              [***]              [***]
4006      GEN-PROBE HEAT BATH (50 tube capacity)                                  [***]              [***]              [***]
4027      SONICATOR RACK (50 holes)                                               [***]              [***]              [***]
2775A     HEATING BLOCK INSERT (20 tube capacity)                                 [***]              [***]              [***]
1714      BOTTLE TOP DISPENSER (2ml)                                              [***]              [***]              [***]
3078      BOTTLE TOP DISPENSER (5ml)                                              [***]              [***]              [***]
2113      EPPENDORF REPEAT PIPETTOR                                               [***]              [***]              [***]
1639J     PACE MAGNETIC SEPARATION UNIT (80 tube capacity)                        [***]              [***]              [***]
2065J     PACE REACTION TUBES (120/box)                                           [***]              [***]              [***]
2085      PACE SEALING CARDS (35/pack)                                            [***]              [***]              [***]
1847      LEADER PRINTER PAPER (1 roll/pack)                                      [***]              [***]              [***]
3919      WASH BOTTLE & CAP ASSEMBLY (200 ml capacity)                            [***]              [***]              [***]
4085      PLUGGED PIPETTE TIPS (175fEL-1 case, 6 boxes/case, 120/box)             [***]              [***]              [***]
3994      50-WELL STRIP RACK SYSTEM (50 tubes)                                    [***]              [***]              [***]
4008      BLUE SNAP CAPS (150/package)                                            [***]              [***]              [***]
2440      POLYPROPYLENE TUBES (250 tubes/package)                                 [***]              [***]              [***]
2618      TRITIUM STANDARD                                                        [***]              [***]              [***]
4224      PLUGGED PIPETTE TIPS, EXT, LENGTH 250fEL(6 boxes/case)                  [***]              [***]              [***]
3772      SONICATOR, 14 TUBE                                                      [***]              [***]              [***]
4033      MULTIPROBE 104                                                          [***]              [***]              [***]
4034      MULTIPROBE 204                                                          [***]              [***]              [***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT A
                                                                          Page 3


 Cat.                                                          PRICE
  No.         PRODUCT DESCRIPTION         Sept. 1, 1998     Jan. 1,1999    Jan. 1, 2000
---------------------------------------------------------------------------------------
NA0002    T7 PROMOTOR PRIMER                     [***]           [***]           [***]
---------------------------------------------------------------------------------------
NA0003    NON-T7 PRIMER                          [***]           [***]           [***]
---------------------------------------------------------------------------------------
NA0007    DNA, AE PROBE                          [***]           [***]           [***]
---------------------------------------------------------------------------------------
NA0137    DNA, no RXL, no AE                     [***]           [***]           [***]
---------------------------------------------------------------------------------------
B10050    RT, Boehringer-Mannheim                [***]           [***]           [***]
---------------------------------------------------------------------------------------
B10014    T7 Life Technologies Inc.              [***]           [***]           [***]
---------------------------------------------------------------------------------------
PR0005    OIL, SILICONE                          [***]           [***]           [***]
---------------------------------------------------------------------------------------
CH0010    rATP                                   [***]           [***]           [***]
---------------------------------------------------------------------------------------
CH0011    rCTP                                   [***]           [***]           [***]
---------------------------------------------------------------------------------------
CH0012    rGTP                                   [***]           [***]           [***]
---------------------------------------------------------------------------------------
CH0013    rUTP                                   [***]           [***]           [***]
---------------------------------------------------------------------------------------
CH0166    dATP                                   [***]           [***]           [***]
---------------------------------------------------------------------------------------
CH0167    dCTP                                   [***]           [***]           [***]
---------------------------------------------------------------------------------------
CH0168    dGTP                                   [***]           [***]           [***]
---------------------------------------------------------------------------------------
CH0169    dTTP                                   [***]           [***]           [***]
---------------------------------------------------------------------------------------
LR0139J   UNLABELED ENZYME                       [***]           [***]           [***]
---------------------------------------------------------------------------------------
LR0037    HYBR. NEG. CONTROL (QC use)            [***]           [***]           [***]
---------------------------------------------------------------------------------------
SA0001    LINKER RXL                             [***]           [***]           [***]
---------------------------------------------------------------------------------------
LR0038    HYBR POS. CONTROL (QC use)             [***]           [***]           [***]
---------------------------------------------------------------------------------------
NA0048    DNA Mav A0190B                         [***]           [***]           [***]
---------------------------------------------------------------------------------------
NA0045    DNA Mav A0182F, AE                     [***]           [***]           [***]
---------------------------------------------------------------------------------------
NA0047    DNA Min A0182, AE                      [***]           [***]           [***]
---------------------------------------------------------------------------------------
LR0019    MTD NEG. CONTROL                       [***]           [***]           [***]
---------------------------------------------------------------------------------------
LR0030    MTD POS. CONTROL                       [***]           [***]           [***]
---------------------------------------------------------------------------------------
301022    TMA KIT (CML)                          [***]           [***]           [***]
---------------------------------------------------------------------------------------
301024    ANALYTE SPECIFIC KIT (CML)             [***]           [***]           [***]
---------------------------------------------------------------------------------------
301023    HPA KIT (CML)                          [***]           [***]           [***]
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------



*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B

                          MINIMUM PURCHASE COMMITMENT

     CALENDAR PERIOD                         MINIMUM PURCHASE
     ---------------                         ----------------
                                              (DOLLAR VALUE)

                                     [***]


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT C

                                SHELF LIFE PLAN

                                   GEN-PROBE
                   RECOMMENDED MINIMUM DATING SHIPPING LEVELS
--------------------------------------------------------------------------------
                                                     Minimum Dating (Months)

Cat. #         PRODUCT NAME                                    Japan
--------------------------------------------------------------------------------
 1001     Amplified MTD                                        [***]
--------------------------------------------------------------------------------
 1012     Amplified Chlamydia trachomatis                      [***]
--------------------------------------------------------------------------------
 1591     MTC III                                              [***]
--------------------------------------------------------------------------------
 1791     Detection Reagents                                   [***]
--------------------------------------------------------------------------------
 1792     PACE 2 Chlaydia trachomatis                          [***]
--------------------------------------------------------------------------------
 1793     PACE 2 Neisseria gonorrhoeae                         [***]
--------------------------------------------------------------------------------
 2325     STD Proficiency Panel                                [***]
--------------------------------------------------------------------------------
 2700     HIV Gag 1/Gag 2                                      [***]
--------------------------------------------------------------------------------
 2735     HIV Gag 3/Gag 4                                      [***]
--------------------------------------------------------------------------------
 2800     AccuProbe Generic Reagent Kit                        [***]
--------------------------------------------------------------------------------
 2810     AccuProbe Campylobacter                              [***]
--------------------------------------------------------------------------------
 2815     AccuProbe Entercococcus                              [***]
--------------------------------------------------------------------------------
 2820     AccuProbe Group B Strep                              [***]
--------------------------------------------------------------------------------
 2825     AccuProbe Haemophilus influenzae                     [***]
--------------------------------------------------------------------------------
 2830     AccuProbe Neisseria gonorrhoeae                      [***]
--------------------------------------------------------------------------------
 2835     AccuProbe Mycobacterium avium                        [***]
--------------------------------------------------------------------------------
 2840     AccuProbe Mycobacterium intracellulare               [***]
--------------------------------------------------------------------------------
 2845     AccuProbe Mycobacterium avium Complex                [***]
--------------------------------------------------------------------------------
 2850     AccuProbe Mycobacterium gordonae                     [***]
--------------------------------------------------------------------------------
 2855     AccuProbe Mycobacterium kansasii                     [***]
--------------------------------------------------------------------------------
 2860     AccuProbe M. tuberculosis Complex                    [***]
--------------------------------------------------------------------------------
 2865     AccuProbe Strepococcus pneumoniae                    [***]
--------------------------------------------------------------------------------
 2875     AccuProbe Staphylococcus aureus                      [***]
--------------------------------------------------------------------------------
 2890     AccuProbe Blastomyces dermatitidis                   [***]
--------------------------------------------------------------------------------
 2895     AccuProbe Coccidioides immitis                       [***]
--------------------------------------------------------------------------------
 2910     AccuProbe Histoplasma capsulatum                     [***]
--------------------------------------------------------------------------------
 2920     AccuProbe Listeria monocytogenes                     [***]
--------------------------------------------------------------------------------
 2925     AccuProbe Group A Strep                              [***]
--------------------------------------------------------------------------------
 2930     Fast Express Reagent                                 [***]
--------------------------------------------------------------------------------
 3275     Male Collection Kit                                  [***]
--------------------------------------------------------------------------------
 3300     Female Collection Kit                                [***]
--------------------------------------------------------------------------------
 3548     PCA Chlamydia trachomatis                            [***]
--------------------------------------------------------------------------------
 3549     PCA Nesseria gonorrhoeae                             [***]
--------------------------------------------------------------------------------
 3765     AccuPACE Group A Strep                               [***]
--------------------------------------------------------------------------------
 3770     Todd Hewitt Broth Tubes                              [***]
--------------------------------------------------------------------------------
 3890     Group A Strep Direct                                 [***]
--------------------------------------------------------------------------------
 3905     PACE 2C Combination Assay (Ct/Ng)                    [***]
--------------------------------------------------------------------------------
 4009     GAS Collection & Transport                           [***]
--------------------------------------------------------------------------------
LR0019    Amplification Negative Control                       [***]
--------------------------------------------------------------------------------
LR0030    Amplification Positive Control                       [***]
--------------------------------------------------------------------------------
***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.